BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated June 7, 2023

to the Prospectus dated October 28, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Andrew Melchiorre and Edward Fitzpatrick III are added as portfolio managers of the portion of the assets of the Fund managed by J.P. Morgan Investment Management Inc. (“JPMIM’s Allocated Portion of the Fund”). Effective March 2024, Steven Lear will no longer serve as a portfolio manager of JPMIM’s Allocated Portion of the Fund.    Richard Figuly and Justin Rucker continue to serve as portfolio managers of JPMIM’s Allocated Portion of the Fund.

Accordingly, effective immediately, the Prospectus is hereby supplemented and revised as follows:

1.	The table entitled “JPMIM” in the sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section” for the Fund is replaced with the following:

Portfolio Managers	Position with JPMIM	Length of Service to the Fund

Richard Figuly	Managing Director	Since July 2018

Steven Lear*	Managing Director	Since April 2021

Justin Rucker	Executive Director	Since October 2019

Andrew Melchiorre	Managing Director	Since May 2023

Edward Fitzpatrick III	Managing Director	Since May 2023

* Effective March 2024, Mr. Lear will no longer serve as a portfolio manager to the portion of the assets of the Fund managed by JPMIM.

2.

The sub-section of the Prospectus entitled “Sub-advisers and Portfolio Managers – Core Bond Fund – JPMIM – Portfolio Managers” under the section entitled “Management of the Funds” is replaced with the following:

Portfolio Managers:

Richard Figuly, Managing Director, has served as a portfolio manager of the Core Bond Fund since July 2018. Justin Rucker, Executive Director, has served as a portfolio manager of the Core Bond Fund since October 2019. Steven Lear, Managing Director, has served as a portfolio manager of the Core Bond Fund since April 2021 and will continue to serve as a portfolio manager of the Core Bond Fund until March 2024. Andrew Melchiorre, Managing Director, and Edward Fitzpatrick III, Managing Director, have been portfolio managers of the Core Bond Fund since May 2023. All of the portfolio managers are based in Columbus, Ohio except Mr. Fitzpatrick, who is based in New York, NY.

Mr. Figuly is a portfolio manager for the U.S. Value Driven team and has been an employee of JPMIM or predecessor firms since 1993. He is a member of the GFICC group and is responsible for managing institutional taxable bond portfolios.

Mr. Lear is the U.S. Chief Investment Officer within GFICC, responsible for all fixed income investment strategies of JPMIM in the U.S. Mr. Lear co-chairs the firm’s Investment Strategy Review Group and is a member of the firm’s Asset Management Investment Committee. He has been an employee of JPMIM since 2008.

Mr. Rucker has been an employee of JPMIM since 2006. He is a member of GFICC and a portfolio manager responsible for managing long duration and core bond institutional taxable bond portfolios.

Mr. Melchiorre has been an employee of JPMIM since 2012. He is a member of the GFICC group and is a portfolio manager on the Core Bond strategy. He is responsible for managing institutional taxable bond portfolios and fund vehicles.

Mr. Fitzpatrick III has been an employee of JPMIM since 2013. He is a member of the GFICC group and is the Head of the U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated June 7, 2023

to the Statement of Additional Information (“SAI”)

dated October 28, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective immediately, Andrew Melchiorre and Edward Fitzpatrick III are added as portfolio managers of the portion of the assets of the Fund managed by J.P. Morgan Investment Management Inc. (“JPMIM’s Allocated Portion of the Fund”). Effective March 2024, Steven Lear will no longer serve as a portfolio manager of JPMIM’s Allocated Portion of the Fund.    Richard Figuly and Justin Rucker continue to serve as portfolio managers of JPMIM’s Allocated Portion of the Fund.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Core Bond Fund –J.P. Morgan Investment Management Inc.” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2022, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)*	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Richard Figuly	28	$66.47 billion	15	$18.54 billion	25	$4.93 billion
Steven Lear**	17	$65.92 billion	10	$17.55 billion	11	$1.63 billion
Justin Rucker	14	$42.10 billion	13	$15.22 billion	32	$7.5 billion
Andrew Melchiorre***	8	$15.11 billion	4	$3.75 billion	25	$6.08 billion
Edward Fitzpatrick III***	1	$269.4 million	2	$56.5 million	2	$2.17 billion
Accounts Subject to Performance Fees
Richard Figuly	0	$0	0	$0	1	$1.06 billion
Steven Lear**	0	$0	0	$0	0	$0
Justin Rucker	0	$0	0	$0	1	$1.06 billion
Andrew Melchiorre***	0	$0	0	$0	0	$0
Edward Fitzpatrick III***	0	$0	0	$0	1	$132.1 million

* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

** Effective March 2024, Mr. Lear will no longer serve as a portfolio manager to the portion of the assets of the Fund managed by JPMIM.

***As of March 31, 2023.

As of June 30, 2022, for Messers. Figuly, Lear and Rucker and as of March 31, 2023, for Messers. Melchiorre and Fitzpatrick III, the above-listed portfolio managers did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE